UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2006

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 7, 2006, Charles L. Waggoner notified Catapult Communications Corporation (the "Company") that he will not be standing for reelection as a director of the Company when his term expires on January 30, 2007.

(e) On November 7, 2006, the Compensation Committee (the "Committee") of the Board of Directors of the Company adopted the Executive Officer Fiscal Year 2007 Variable Compensation Plan (the "2007 Variable Compensation Plan"), pursuant to which the Company’s executive officers may receive performance-based compensation based on the Company’s achieving specified revenue targets for the first and second quarters of Fiscal Year 2007, and for the third and fourth quarters of Fiscal Year 2007, a combination of specific revenue targets and a component based on the achievement of specific individual performance goals established by management and approved by the Committee. The 2007 Variable Compensation Plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

The material terms of the 2007 Variable Compensation Plan are as follows:

- Each executive officer is assigned a target bonus for Fiscal Year 2007;

- For the first two quarters of Fiscal Year 2007, the target bonus for each executive officer will be paid in cash based upon the Company’s achievement of a specified minimum percentage of quarterly consolidated revenue targets approved by the Committee, with 100% of a target bonus paid upon achievement of 100% of the revenue target. The bonus increases linearly to the extent actual revenues surpass 100% of the revenue targets. For the third and fourth quarters of Fiscal Year 2007, the target bonuses for each executive officer will be based on two components, the first relating to consolidated revenue targets and paid on the same basis as above, and the second relating to specific individual performance goals approved by the Committee in consultation with the Chief Executive Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Executive Officer Fiscal Year 2007 Variable Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

November 13, 2006	By:	/s/ Christopher A. Stephenson

Name: Christopher A. Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Executive Officer Fiscal Year 2007 Variable Compensation Plan